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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549



                                       FORM 8-K

                                    CURRENT REPORT

                           PURSUANT TO SECTION 13 OR 15(d)
                        OF THE SECURITIES EXCHANGE ACT OF 1934



          Date of report (Date of earliest event reported): October 31, 1997




                               Royale Investments, Inc.
                (Exact name of registrant as specified in its charter)


             Minnesota                  0-20047                41-1691930
  (State or other jurisdiction      (Commission File         (IRS Employer
         of incorporation)              Number)            Identification No.)



                           One Logan Square, Suite 1105
                              Philadelphia, PA  19103
             (Address of principal executive offices) (Zip Code)



                                    (215) 567-1800
                  (Registrant's telephone number, including area code)


                                   Not applicable
        (Former name or former address, if changed since last report)

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Royale Investments, Inc.                                              Form 8-K
Page 2                                                        October 31, 1997

Item 4.  Changes in Registrant's Certifying Accountant


       On October 14, 1997, Royale Investments, Inc. (the "Company") closed on the acquisition of a portfolio of 10 properties, representing the Mid-Atlantic suburban office operations of The Shidler Group, a national real estate investment firm. In connection with this acquisition, the Company has changed its certifying accountant from Lurie, Besikof, Lapidus & Co., LLP ("Lurie") to Coopers & Lybrand L.L.P. ("C&L").

       On October 31, 1997, C&L was appointed by the Board of Directors as the Company's independent public accountant for the year ending December 31, 1997.

       The reports of Lurie on the Company's financial statements for each of the two years ended December 31, 1996 and 1995, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

        The Company is not aware of any disagreements with Lurie during the Company's two most recent fiscal years and through the date of this report on any matters of accounting principles or practices, financial statement disclosures, or auditing scope and procedures which, if not resolved to the satisfaction of Lurie, would have caused Lurie to make reference to the matters in their reports.

        During the Company's two most recent fiscal years and through the date of the report, the Company has had no reportable events as defined in
Item 304(a)(1)(v) of Regulation S-K.

         The Company has requested that Lurie furnish it with a letter addressed to the Securities and Exchange Commission stating whether Lurie agrees with the above statements. A copy of the letter dated November 4, 1997 is filed as Exhibit 16.1 to this Form 8-K.

          During the Company's two most recent fiscal years ended December 31, 1996 and December 31, 1995 and through the engagement of C&L, the Company has not consulted with C&L regarding any of the matters specified in Item 304(a)(2) of Regulation S-K.

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Royale Investments, Inc.                                               Form 8-K
Page 3                                                         October 31, 1997

Item 7.  Financial Statements and Exhibits

(c)    Exhibits

        16.1 Letter to the Securities and Exchange Commission from Lurie, Besikof, Lapidus & Co., LLP, dated November 4, 1997.

                                 SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Royale Investments, Inc.
                                           (Registrant)


                                           By:  /s/ Thomas D. Cassel
                                                -----------------------------
                                                Thomas D. Cassel
                                                Vice President Finance

Date:  November 6, 1997


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                              EXHIBIT INDEX

        Exhibit No.    Description

       (16.1) Letter to the Securities and Exchange Commission from Lurie, Besikof, Lapidus & Co., LLP dated November 4, 1997.